UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2008

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19133	75-2237318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (817) 460-3947

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

First Cash Financial Services, Inc. has issued a press release announcing that the Board of Directors approved an increase in the size of its current share repurchase plan. The Company's press release, dated March 14, 2008, is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.

The information provided in this Item 8.01 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

      99.1   Press Release dated March 14, 2008 announcing the Company increased the size of its share repurchase plan.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Cash Financial Services, Inc. (Registrant)
March 14, 2008 (Date)	/s/ R. DOUGLAS ORR R. Douglas Orr Chief Accounting Officer

Exhibit Index
99.1	Press release dated March 14, 2008